Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effects of the partnership agreement between Toreador Resources Corp and its wholly integrated subsidiaries (“Toreador”) and Hess Oil France (“Hess”).

The pro forma consolidated statements of operations for the year ended December 31, 2009 is presented to show the net income (loss) as if the participation, occurred on January 1, 2009.  The pro forma consolidated statement of operations for the three months ended March 31, 2010 is presented to show the net income (loss) as if participation occurred on January 1, 2010.  The pro forma condensed consolidated balance sheet is based on the assumption that the participation occurred on March 31, 2010.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements.  The pro forma data are not necessarily indicative of the financial results that would have been attained had the sale occurred on the dates referenced above and should not be viewed as indicative of operations in future periods.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto and our Annual Report on Form 10-K for the years ended December 31, 2009 and our quarterly report on Form 10-Q for the quarter ended March 31, 2010.

Toreador Energy France S.C.S. (“Toreador”), a company organized under the laws of France and an indirect subsidiary of Toreador Resources Corporation, a Delaware corporation (the “Company”), entered into an Investment Agreement (the “Investment Agreement”) with Hess Oil France S.A.S. (“Hess”), a company organized under the laws of France and a wholly owned subsidiary of Hess Corporation, a Delaware corporation, pursuant to which (x) Hess may become a 50% holder of Toreador’s working interests in its awarded and pending exploration permits in the Paris Basin, France (the “Permits”) and (y) (1) Hess must make a $15 million upfront payment to Toreador, (2) Hess will have the right to invest up to $120 million in fulfillment of a two-phase work program (the “Work Program”) and (3) Toreador would be entitled to receive up to a maximum of $130 million of success fees based on reserves and upon the achievement of an oil production threshold, each as described more fully below.

TOREADOR RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands)

	Historical March 31, 2010	Pro Forma Adjustements		Pro Forma March 31, 2010

ASSETS
Current assets:
Cash and cash equivalents	$38,155	$—		$38,155
Accounts receivable	2,855	17,940	(a)	20,795
Income tax receivable	599	—		599
Other	2,211	—		2,211
Total current assets	43,820	15,676		43,820
Oil and natural gas properties, net, using successful efforts method of accounting	69,285	—		69,285
Investments	200	—		200
Goodwill	3,717	—		3,717
Other assets	3,316	—		3,316
	$120,338	$17,940		$61,760

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$7,905	$3,680	(b)	$11,585
Deferred lease payable	109	—		109
Derivatives	855	—		855
Current portion of long-term debt	32,385	—		32,385
Income tax payable	187	4,753	(c)	4,940
Total current liabilities	41,441	8,433		49,874

Long-term accrued liabilities	360	—		360
Deferred lease payable	414	—		414
Asset retirement obligations	6,406	—		6,406
Deferred income tax liabilities	14,787	—		14,787
Convertible senior notes	35,028	—		35,028
Total liabilities	98,436	8,433		106,869
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.15625 par value, 30,000,000 shares authorized; 25,668,126 and 22,106,955 issued and 24,947,099 and 21,385,928 outstanding shares issued	4,011	—		4,011
Additional paid-in capital	198,288	—		198,288
Accumulated deficit	(184,064)	9,507	(d)	(174,557)
Accumulated other comprehensive income	6,201	—		6,201
Treasury stock at cost, 721,027 shares	(2,534)	—		(2,534
Total stockholders’ equity	21,902	9,507		31,409
	$120,338	$17,940		$138,278

Pro Forma Adjustments

The unaudited pro forma condensed balance sheet at March 31, 2010 is based on our unaudited financial statements for the three months ended March 31, 2010, and the adjustments and assumptions are described below.

(a)           As per agreement, record receipt of $15M cash upfront for sale consideration + VAT

(b)           Expenses related to the investment agreement.

(c)           Additional income taxes to be paid based on the operations described above

(d)           The change in retained earnings was based on the changes described above that are associated with the investment agreement

TOREADOR RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	Historical Three Months Ended March 31, 2010	Pro Forma Adjustments		Pro Forma Three Months Ended March 31, 2010

Oil and natural gas sales	$5,511	$—		$5,511
Operating costs and expenses:
Lease operating	1,240	—		1,240
Exploration expense	18	—		18
Depreciation, depletion and amortization	1,098	—		1,098
General and administrative	5,005	32	(e)	5,037
Gain on sales of assets	—	(14,292	)(f)	(14,292)
Gain on oil and gas derivative contracts	(31)	—		(31)
Total operating costs and expenses	7,330	(14,260)		(6,930)
Operating income (loss)	(1,819)	14,260		(12,441)
Other income (expense):
Foreign currency exchange gain	205	—		205
Loss on early extinguishment of debt	(4,256)	—		(4,256)
Interest and other income	80	—		80
Interest expense, net of interest capitalized	(784)	—		(784)
Total other income (expense)	(4,755)	—		(4,755)
Income (loss) before taxes	(6,574)	14,260		7,686
Income tax provision	330	4,753		5,083
Income (loss) from continuing operations, net of income taxes	(6,904)	9,507		2,061
Loss from discontinued operations, net of income taxes	(575)	—		(575)
Income (loss) available to common shares	$(7,479)	$9,507		$2,027

Basic loss available to common shares per share:
From continuing operations, net of income taxes	$(0.30)	$0.41		$0.11
From discontinued operations, net of income taxes	(0.02)	0.00		(0.02)
	$(0.32)	$0.41		$0.09

Diluted loss available to common shares per share:
From continuing operations, net of income taxes	$(0.30)	$0.41		0.11
From discontinued operations, net of income taxes	(0.02)	0.00		(0.02)
	$(0.32)	$0.41		0.09

Weighted average shares outstanding:
Basic	23,002	23,002		23,002
Diluted	23,002	23,002		23,002

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2010, is based on our unaudited financial statements for the three months ended March 31, 2010, and the adjustments and assumptions are described below.

(e)           Removal of all revenue and expenses associated with the investment agreement

(f)           Record the sales of the interests.

TOREADOR RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

	Historical Year Ended December 31, 2009	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2009
Oil and natural gas sales	$19,236	$—		$19,236
Operating costs and expenses:
Lease operating	8,396	—		8,396
Exploration expense	138	—		138
Depreciation, depletion and amortization	5,763	—		5,763
General and administrative	20,360	(744	)(g)	19,616
Gain on sales of assets	(121)	(13,516	)(h)	(13,637)
Gain on oil and gas derivative contracts	879	—		879
Total operating costs and expenses	35,415	14,260		21,155
Operating income (loss)	(16,179)	(14,260)		(1,919)
Other income (expense):
Foreign currency exchange gain	169	—		169
Gain on early extinguishment of debt	3,345	—		3,345
Interest and other income	251	—		251
Interest expense, net of interest capitalized	(3,368)	—		(3,368)
Total other income (expense)	(397)	—		(397)
Income (loss) before taxes	(15,782)	14,260		(1,522)
Income tax provision (benefit)	(450)	(4,753)		(4,303)
Income (loss) from continuing operations, net of income taxes	(15,332)	9,507		(5,825)
Loss from discontinued operations, net of income taxes	(10,080)	—		(10,080)
Income (loss) available to common shares	$(25,412)	$9,507		$(15,905)

Basic loss available to common shares per share:
From continuing operations, net of income taxes	$(0.75)	$0.46		$(0.28)
From discontinued operations, net of income taxes	(0.49)	0.00		(0.49)
	$(1.24)	$0.46		$(0.77)

Diluted loss available to common shares per share:
From continuing operations, net of income taxes	$(0.75)	$0.46		$(0.28)
From discontinued operations, net of income taxes	(0.49)	0.00		(0.49)
	$(1.24)	$0.46		$(0.77)

Weighted average shares outstanding:
Basic	20,564	20,564		20,564
Diluted	20,564	20,564		20,564

Pro Forma Adjustments

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009, is based on our audited financial statements for the year ended December 31, 2009, and the adjustments and  assumptions are described below.

(g)           Removal of all revenue and expenses associated with the investment agreement

(h)           Record the sales of the interests.